UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2007
Huntington Bancshares Incorporated
(Exact name of registrant
as specified in charter)

Maryland	0-2525	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Huntington Center
41 South High Street
Columbus, Ohio 43287
(Address of principal executive offices)
Registrant’s telephone number, including area code: (614) 480-8300
Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed May 7, 2007 by Huntington Bancshares Incorporated to include the unaudited pro forma financial information referred to in Item 9.01(b) below relating to the proposed merger of Huntington Bancshares Incorporated and Sky Financial Group, Inc.
Section 9 — Financial Statements and Exhibits
  Item 9.01 Financial Statements and Exhibits
(b) Pro forma financial information.
1.	In connection with the proposed merger of Huntington Bancshares Incorporated and Sky Financial Group, Inc., attached as an exhibit is the Unaudited Pro Forma Condensed Combined Consolidated Financial Information of Huntington Bancshares Incorporated and Sky Financial Group, Inc.
(d) Exhibits.
99.1	Unaudited Pro Forma Condensed Combined Consolidated Financial Information of Huntington Bancshares Incorporated and Sky Financial Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

Date:	May 7, 2007	By:	/s/ Richard A. Cheap

			Name:	Richard A. Cheap
			Title:	General Counsel and Secretary